UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2009

ADVANCED LIFE SCIENCES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51436	30-0296543
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1440 Davey Road
	Woodridge, Illinois	60517
	(Address of principal executive offices)	(Zip Code)

(630) 739-6744

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.*

On February 11, 2009, Advanced Life Sciences Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2008.  A copy of the press release was furnished  as an exhibit (Exhibit 99.1) to a Current Report on Form 8-K that the Company filed on February 11, 2009.  The final two pages of the filed Exhibit 99.1 were incorrectly formatted and this amendment to the Current Report on Form 8-K is being filed to furnish the corrected press release.  This correcting press release includes a date correction in the section of the release entitled “Nasdaq Marketplace Rule 4350(b)(1)(B).”  The first sentence of that section should read “The Company’s independent registered public accounting firm included an explanatory paragraph in its report on the Company’s 2007 financial statements related to uncertainty in the Company’s ability to continue as a going concern.” Our independent registered public accounting firm has included a similar explanatory paragraph in its report on the Company’s 2008 financial statements.

A copy of the correcting press release is attached hereto as Exhibit 99.1.

Item 9.01.      Financial Statements and Exhibits.

(d)	Exhibits:

99.1*	Correcting Press Release dated February 12, 2009 announcing financial results for the fourth quarter and full year ended December 31, 2008.

*              The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED LIFE SCIENCES HOLDINGS, INC.

Dated: February 12, 2009	By:	/s/ Michael T. Flavin
	Name:	Michael T. Flavin, Ph.D.
	Title:	Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1*	Correcting Press Release dated February 12, 2009 announcing financial results for the fourth quarter and full year ended December 31, 2008.

*              The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.